UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2018 (December 27, 2017)

Technovative Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-175148	38-3825959
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Unit 701, 7/F, Tower 2, Silvercord, 30 Canton Rd, Tsim Sha Tsui, KLN, Hong Kong

(address of principal executive offices) (zip code)

+852-2162 7529

(registrant’s telephone number, including area code)

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Technovative Group, Inc. (the “Company”) is filing this Current Report on Form 8-K/A (“Amendment No. 1”) to amend its Current Report on Form 8-K filed on December 27, 2017 (the “Initial Report”), which disclosed the entry into a material definitive agreement of a Share Transfer Agreement (the “Agreement”) on December 27, 2017 (the “Execution Date”) to acquire 100% of the equity interest in Guangzhou City Hedu Information Technology Co., Ltd (or, 广州市合度信息技术有限责任公司), a PRC incorporate company (the “Target Company”). The information previously reported in the Initial Report is hereby incorporated by reference into this Amendment No. 1. This Amendment No. 1 is being filed solely to provide the information required by Item 9.01 of Form 8-K, and does not amend the Initial Report in any manner other than such Item and 9.01.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

(b)	Pro Forma Financial Information.

(c)	Not Applicable.

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(d)	Exhibits.

Exhibit Number	Exhibit Title
2.1#	Share Transfer Agreement dated December 27, 2017, between Technovative Group, Inc. and Wu Ji Sun, Tan Hong Liang, Su Mao Ling and Liang Song Hai (filed as Exhibit 10.1 to the Current Report on Form 8-K of the Registrant dated December 27, 2017 and incorporated herein by reference).
99.1	Audited financial statements of Guangzhou City Hedu Information Technology Co., Ltd as of September 30, 2017 and for the period From March 23, 2017 to September 30, 2017
99.2	Unaudited pro forma condensed combined consolidated financial statement as of September 30, 2017 and for the Year Ended December 31, 2016 and for the Nine Months Ended September 30, 2017

# Schedules to the agreement were omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant undertakes to furnish supplementally copies of any of the omitted schedules upon request by the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Technovative Group, Inc.

Date: March 14, 2018	By:	/s/ Lin Kuan Liang Nicolas
Name: Lin Kuan Liang Nicolas
Title: President

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